POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Jeffrey A. Brown, Christopher B.

Walther, and Thomas Tippl, signing singly, the undersigned's true and lawful

attorney-in-fact to:

1. execute for and on behalf of the undersigned, in the

undersigned's capacity as an officer or director

of Activision Blizzard, Inc. (the "Company"), Forms 3, 4, and 5 in

accordance

with Section 16(a) of

the Securities Exchange Act of 1934 and the rules thereunder;

2. do and perform any and all acts for and on behalf of the

undersigned which may be necessary or

desirable to complete and execute any such Form 3, 4, or 5, complete and execute any amendment or

amendments thereto, and timely file such form with the United States

Securities and Exchange

Commission and any stock exchange or similar authority; and

3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion

of such attorney-in-fact, may be of benefit to, in the best interest of,

or

legally required by, the

undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of

the undersigned pursuant to this Power of Attorney shall be in such form

and

shall contain such

terms and conditions as such attorney-in-fact may approve in such attorney-

in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact full power

and

authority to do and perform any

and every act and thing whatsoever requisite, necessary, or proper to be done

in the exercise of any of the

rights and powers herein granted, as fully to all intents and purposes as the

undersigned might or could do if

personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such

attorney-in-fact, or such attorney-in-fact's substitute or substitutes,

shall

lawfully do or cause to be done by

virtue of this power of attorney and the rights and powers herein granted.

The undersigned acknowledges

that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not

assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16

of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file

Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the

Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-

in-fact.

IN WITNESS WHEREOF, the undersigned has caused this power of attorney to be

executed as of this 11th

day of February, 2016.

/s/ Riccardo Zacconi __________________

Riccardo Zacconi